                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                              Form 8-K


                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

                            June 29, 1995
                           (June 22, 1995)
       -------------------------------------------------------
                           Date of Report
                  (Date of earliest event reported)


                 CHAMPION INTERNATIONAL CORPORATION
       -------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                              New York
       -------------------------------------------------------
           (State or other jurisdiction of incorporation)


               1-3053                           13-1427390
       -------------------------------------------------------
      (Commission File Number)                 (IRS Employer
                                            Identification No.)

          One Champion Plaza, Stamford, Connecticut   06921
       -------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)

                           (203) 358-7000
       -------------------------------------------------------
       (Registrant's telephone number, including area code)

                   Exhibit Index Begins on Page 5

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Item 5.  Other Events.
         ------------

            (a)   Conversion of Preference Stock.
                  ------------------------------

            On June 22, 1995, Champion International Corporation (the "Company") announced that subsidiaries of Berkshire Hathaway Inc. had converted all 300,000 shares of the Company's $92.50 Cumulative Convertible Preference Stock into 7,894,737 shares of the Company's Common Stock and that the Company had purchased all such shares of Common Stock at a price of $49.125 per share. A copy of the Company's press release announcing these transactions is attached as Exhibit 99.1 to this Report.

            (b)   Offering of Common Stock by Shareholder.
                  ---------------------------------------

            On June 27, 1995, the Company announced that Loews Corporation has agreed to sell, in an underwritten public offering, 5,000,000 shares of the Company's Common Stock. The Company has agreed to purchase 2,000,000 of such shares. Goldman, Sachs & Co. is acting as the underwriter in connection with the offering. Loews Corporation has granted an option to Goldman, Sachs & Co., exercisable prior to June 30, 1995, to purchase an additional 500,000 shares of the Company's Common Stock. A copy of the Underwriting Agreement, dated as of June 26, 1995, among the Company, Loews Corporation and Goldman, Sachs & Co., which relates to the offering, is attached as Exhibit 1.1 to this Report and a press release announcing the offering is attached as Exhibit 99.2 to this Report.

            (c)   Redemption of Debentures.
                  ------------------------
            On June 27, 1995, the Company announced that it had called all of its 6 1/2% Convertible Subordinated Debentures due April 15, 2011 for redemption on August 8, 1995 at the price of 100.65% of their principal amount plus accrued interest to the redemption date. A copy of the Company's press release announcing the redemption is attached as Exhibit 99.2 to this Report.

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Item 7.     Financial Statements, Pro Forma Financial
            Statements and Exhibits
            -----------------------

            (c) Exhibits

1.1 Underwriting Agreement, dated as of June 26, 1995, among Champion International Corporation, Loews Corporation and Goldman, Sachs & Co.

99.1        Press release dated June 22, 1995

99.2        Press release dated June 27, 1995

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                             SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHAMPION INTERNATIONAL CORPORATION



                              By:     /s/ Lawrence A. Fox
                                   -----------------------------------
                                   Name:  Lawrence A. Fox
                                   Title: Vice President and
                                             Secretary


Dated:  June 29, 1995

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                          INDEX TO EXHIBITS
                          -----------------



                                                                Sequentially
Exhibit                                                           Numbered
Number                        Exhibit                               Page
- -------                       -------                           ------------

1.1        Underwriting Agreement, dated as of June 26, 1995,
           among Champion International Corporation, Loews
           Corporation and Goldman, Sachs & Co.                      6

99.1       Press release dated June 22, 1995                        26

99.2       Press release dated June 27, 1995                        27